COLLATERAL TRUST AGREEMENT

                   dated as of April 29, 1997


                             between

                      ROSE'S STORES, INC.,

                               and

                M.J. SHERMAN & ASSOCIATES, INC.,
                           as Trustee













PAGE

                       TABLE OF CONTENTS


                                                             Page

ARTICLE 1.     DEFINITIONS . . . . . . . . . . . . . . . . .- 4 -
     SECTION 1.01   Certain Defined Terms. . . . . . . . . .- 4 -
     SECTION 1.02   Certain References . . . . . . . . . . .- 8 -

ARTICLE 2.     ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
               OF TRADE VENDOR DOCUMENTS AND
               INTERCREDITOR AGREEMENT . . . . . . . . . . .- 9 -
     SECTION 2.01   Acceptance of Trust. . . . . . . . . . .- 9 -
     SECTION 2.02   Execution and Delivery of Trade
                    Vendor Documents . . . . . . . . . . . .- 9 -
     SECTION 2.03   Execution and Delivery of
                    Intercreditor Agreement. . . . . . . . .- 9 -

ARTICLE 3.     INTENTIONALLY OMITTED . . . . . . . . . . . .- 9 -

ARTICLE 4.     DEFAULT NOTICE; REMEDIES. . . . . . . . . . .- 9 -
     SECTION 4.01   Default Notice . . . . . . . . . . . . .- 9 -
     SECTION 4.02   Action Upon Receipt of Default Notice. .- 9 -
     SECTION 4.03   Remedies Generally . . . . . . . . . . - 10 -
     SECTION 4.04   Appointment of a Receiver. . . . . . . - 11 -
     SECTION 4.05   Exercise of Powers . . . . . . . . . . - 11 -
     SECTION 4.06   Remedies Not Exclusive . . . . . . . . - 11 -
     SECTION 4.07   Limitation on Rights and Remedies
                    in Respect of Security . . . . . . . . - 12 -
     SECTION 4.08   Right to Initiate Judicial
                    Proceedings, Etc.. . . . . . . . . . . - 12 -
     SECTION 4.09   Limitation on Trustee's Duties in
                    Respect of Security. . . . . . . . . . - 12 -
     SECTION 4.10   Limitation by Law. . . . . . . . . . . - 13 -

ARTICLE 5.     DIRECTION BY TRADE COMMITTEE. . . . . . . . - 13 -
     SECTION 5.01   Direction by Trade Committee . . . . . - 13 -

ARTICLE 6.     INTENTIONALLY OMITTED . . . . . . . . . . . - 14 -

ARTICLE 7.     NOTICE TO TRADE VENDORS . . . . . . . . . . - 14 -
     SECTION 7.01  Notice to Trade Vendors . . . . . . . . - 14 -

ARTICLE 8.     PROCEEDS ACCOUNT. . . . . . . . . . . . . . - 15 -
     SECTION 8.01   The Proceeds Account . . . . . . . . . - 15 -
     SECTION 8.02   Control of Proceeds Account. . . . . . - 15 -
     SECTION 8.03   Investment of Funds Deposited
                    in Proceeds Account. . . . . . . . . . - 15 -

ARTICLE 9.     APPLICATION OF PROCEEDS . . . . . . . . . . - 16 -
     SECTION 9.01   Application of Proceeds. . . . . . . . - 16 -
     SECTION 9.02   Distribution of Proceeds . . . . . . . - 16 -

ARTICLE 10.    ABSOLUTE RIGHTS OF TRADE VENDORS. . . . . . - 17 -
     SECTION 10.01  Absolute Rights of Trade Vendors . . . - 17 -

ARTICLE 11.    AGREEMENTS WITH THE TRUSTEE
               AND THE MORTGAGE TRUSTEE. . . . . . . . . . - 18 -
     SECTION 11.01  (a)  Information as to Trade Vendors . - 18 -
                    (b)  Confidentiality . . . . . . . . . - 18 -
     SECTION 11.02  Compensation and Expenses. . . . . . . - 19 -
     SECTION 11.03  Stamp and Other Similar Taxes. . . . . - 19 -
     SECTION 11.04  Filing Fees, Excise Taxes, Etc.. . . . - 19 -
     SECTION 11.05  Indemnification. . . . . . . . . . . . - 20 -
     SECTION 11.06  Further Assurances . . . . . . . . . . - 20 -
     SECTION 11.07  Notification of Event of Default
                    Under Loan Agreement . . . . . . . . . - 21 -

ARTICLE 12.    THE TRUSTEE . . . . . . . . . . . . . . . . - 22 -
     SECTION 12.01  Exculpatory Provisions . . . . . . . . - 22 -
     SECTION 12.02  Delegation of Duties . . . . . . . . . - 22 -
     SECTION 12.03  Reliance by Trustee. . . . . . . . . . - 22 -
     SECTION 12.04  Limitations on Duties of the Trustee . - 23 -
     SECTION 12.05  Moneys to Be Held in Trust . . . . . . - 24 -
     SECTION 12.06  Resignation and Removal of Trustee . . - 24 -
     SECTION 12.07  Trustee Appointed Attorney-in-Fact . . - 25 -
     SECTION 12.08  Reasonable Care. . . . . . . . . . . . - 26 -

ARTICLE 13.    MISCELLANEOUS . . . . . . . . . . . . . . . - 26 -
     SECTION 13.01  Amendment or Waiver. . . . . . . . . . - 26 -
     SECTION 13.02  Intercreditor and
                    Subordination Agreements . . . . . . . - 26 -
     SECTION 13.03  Notices. . . . . . . . . . . . . . . . - 26 -
     SECTION 13.04  Headings . . . . . . . . . . . . . . . - 27 -
     SECTION 13.05  Severability . . . . . . . . . . . . . - 27 -
     SECTION 13.06  Claims Against Trustee . . . . . . . . - 27 -
     SECTION 13.07  Binding Effect . . . . . . . . . . . . - 28 -
     SECTION 13.08  Governing Law. . . . . . . . . . . . . - 28 -
     SECTION 13.09  Counterparts . . . . . . . . . . . . . - 28 -
     SECTION 13.10  Termination. . . . . . . . . . . . . . - 28 -
PAGE

                           EXHIBITS


EXHIBIT A                Default Notice

EXHIBIT B                Individual Trade Vendor Notice

EXHIBIT C                Public Trade Vendor Notice
PAGE

                   COLLATERAL TRUST AGREEMENT


          This COLLATERAL TRUST AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Agreement") is dated as of April 29, 1997 and is entered into between Rose's Stores, Inc., a Delaware corporation, with an office at U.S. Highway #1 Business, Henderson, North Carolina 27536 (the "Company") and M.J. Sherman
& Associates, Inc., a New York corporation, with an office at 333 East 68th Street, New York, New York 10021, as trustee (the "Trustee"). This Agreement amends and restates in its entirety the Letter of Credit and Mortgage Trust Agreement between the Company and the Trustee, dated May 8, 1995, as amended. Initially capitalized terms used and not otherwise defined herein shall have the meanings set forth in Article 1 hereof.

                            RECITALS

          A. On September 5, 1993 the Company filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of
North Carolina (the "Bankruptcy Court").

          B. On December 14, 1994 the Bankruptcy Court entered an order confirming the Company's First Amended Joint Plan of Reorganization dated October 4, 1994 (as so confirmed, and as modified and restated by the Company's Modified and Restated First Amended Joint Plan of Reorganization, dated April 19, 1995 which was confirmed pursuant to an order of the Bankruptcy Court dated April 24, 1995, the "Plan").

          C. On April 28, 1995 the Company entered into a Revolving Credit Agreement with The First National Bank of Boston ("FNBB") and The CIT Group/Business Credit, Inc., as facility agents, FNBB, as administrative agent, and the lending institutions parties thereto, (as amended, amended and restated, supplemented or otherwise modified from time to time, "FNBB Credit Agreement"), pursuant to which such lenders made financial accommodations to the Company to facilitate consummation of the Plan and provide working capital to the Company.

          D. On May 21, 1996, the Company, as Borrower, entered into a Loan and Security Agreement with Foothill Capital Corporation ("Foothill"), as Agent, PPM Financing, Inc. as Co-Agent, and the financial institutions name therein, as Lenders (as amended, amended and restated, supplemented or otherwise modified from time to time the "Foothill Loan Agreement") pursuant to which all indebtedness of the Company to FNBB and the other lenders under the FNBB Credit Agreement was paid in full.

          E. It is important to the success of the Company's business that the Company's Trade Vendors extend terms to the

Company and deliver goods needed by the Company to successfully operate its business.

          F. To induce the Trade Vendors to continue to extend terms to the Company and to continue to deliver to the Company the goods it needed to successfully operate its business the Company, as security for the Trade Obligations and the other Obligations,
(i) caused Foothill to cause the issuance of a standby letter of credit, dated May 22, 1996 (as amended, amended and restated, supplemented, renewed, replaced or otherwise modified from time to time, the "Trade Vendor L/C"), in the face amount of $5,000,000 in favor of the Trustee, as beneficiary, in trust for, and for the benefit of, the Trade Vendors, which expires on April 29, 1997 and
(ii) granted to Alan H. Peterson, as substitute trustee (the "Mortgage Trustee"), for the benefit of the Trustee, as beneficiary, the Second Deed of Trust, Assignment of Rents and Security Agreement, dated as of May 8, 1995, in the maximum principal amount of $15,000,000, with respect to all of the interests of the Company in the Henderson Property, subject and subordinate to the Senior Mortgage, dated May 21, 1996, granted by the Company to David L. Huffstetler, as trustee, for the benefit of the Lenders under the Foothill Loan Agreement, (such Second Deed of Trust granted for the benefit of the Trustee, as amended, amended and restated, supplemented or otherwise modified from time to time, the "Mortgage", as hereinafter further defined). The Henderson Property is hereinafter sometimes referred to as the "Mortgaged Property".

          G. As further inducement to the Trade Vendors to continue to extend terms to the Company and to continue to deliver to the Company the goods it needs to operate its business, and in lieu of the Trade Vendor L/C which expires on April 29, 1997, the Company, as security for prompt payment and performance the Trade Obligations and the other Obligations, has executed and delivered to the Trustee the Security Agreements pursuant to which the Company has granted to the Trustee, for the benefit of the Trade Vendors, liens upon and security interests in certain of the Company's personal property and fixtures as more fully described in the Security Agreements (the "Collateral") subject and subordinate to the liens of the Agent therein. The Collateral and the Mortgaged Property are referred to collectively as the "Security".

          H. The rights and remedies of the Trustee in respect of the Security Agreements, the Mortgage and the other Security Documents are subject in all respects to the terms of the Intercreditor Agreement, dated as of the date hereof, as amended, amended and restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") and the Subordination Agreement, dated as of May 21, 1996, as amended, amended and restated, supplemented or otherwise modified from time to time, the "Subordination Agreement") between Foothill, as Agent for itself and the other Lenders under the Loan Agreement, and the Trustee, respectively.

          I. This Agreement is intended to establish a trust under which (i) the Security Documents, (ii) all cash and non-cash proceeds of the Security (the "Proceeds") and (iii) the Proceeds Account, (the right, title and interest of the Trustee in and to the Security Documents, the Security, the Proceeds and the Proceeds Account being herein collectively referred to as the "Trust Estate") will be held by the Trustee in trust for, and for the benefit of, the Trade Vendors who have not been paid in full for goods heretofore delivered and hereafter delivered to the Company.

          J. This Agreement is further intended to set forth the terms and conditions upon which the Trust Estate will be administered by the Trustee, the rights and remedies of the Trade
Vendors with respect to the Trust Estate and certain other related matters.


                      DECLARATION OF TRUST

          NOW, THEREFORE, in order to induce the Trade Vendors to deliver goods to the Company and to provide security for payment of the obligations the Company has heretofore incurred and hereafter incurs to the Trade Vendors in the amount of the unpaid invoiced cost of goods delivered to the Company by the Trade Vendors as shown from time to time on the books and records of the Company (the "Trade Obligations"), and in consideration of the premises and the mutual agreements set forth herein, the Company hereby confirms that it has caused the Trade Vendor Documents to be executed and delivered to the Trustee, and the Trustee does hereby declare that it holds and will hold the Trade Vendor Documents as trustee in trust under this Agreement, and the Company does hereby consent thereto.

          TO HAVE AND TO HOLD, the Trust Estate unto the Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever or until terminated in accordance with the terms hereof;

          IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein for the benefit of the Trade Vendors and for the enforcement of the payment of the Trade Obligations, and for the performance of and compliance with the covenants and conditions of this Agreement, the Note, the Security Documents and the Mortgage.


                           ARTICLE 1.

                           DEFINITIONS

          SECTION 01     Certain Defined Terms.  The following
terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agent"  has the meaning set forth in the Foothill Loan
Agreement.

          "Agreement" has the meaning set forth in the preamble to this Agreement.

          "Authorized Officer" means the Chairman, the President, any Vice President, the Secretary or the Treasurer of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person and shall include, with respect to the Trade Committee, the counsel to the Trade Committee.

          "Bankruptcy Code"  means Title 11 of the United States
Code, 11 U.S.C. Sections 101 et seq., as amended.

          "Bankruptcy Court" has the meaning set forth in Paragraph A of the Recitals to this Agreement.

          "Business Day" means a day other than a Saturday, Sunday or other day on which national banks are required or authorized by law to close.

          "Collateral" has the meaning set forth in Paragraph G of the Recitals to this Agreement.

          "Company" has the meaning set forth in the preamble to this Agreement.

          "Default Notice"  has the meaning set forth in
Section 4.01.

          "Event of Default" means an "Event of Default" under and as defined in any of the Security Documents.

          "FNBB" has the meaning set forth in Paragraph C of the Recitals to this Agreement.

          "FNBB Credit Agreement" has the meaning set forth in Paragraph C of the Recitals to this Agreement.

          "Foothill Loan Agreement" has the meaning set forth in Paragraph D of the Recitals of this Agreement.

          "General Security Agreement" means the General Security Agreement, dated as of the date hereof, executed by the Company, as debtor, in favor of Trustee, as secured party, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time.

          "Henderson Property" means the Company's warehouse distribution center, corporate offices, data processing center and graphics production center located in Henderson, North Carolina.


          "Individual Trade Vendor Notice" has the meaning set forth in Section 7.01.

          "Intellectual Property Security Agreement" means the Intellectual Property Security Agreement, dated as of the date hereof, between the Company and the Trustee, as amended, amended and restated, supplemented or otherwise modified from time to time.


          "Intercreditor Agreement" has the meaning set forth in Paragraph H of the Recitals to this Agreement.

          "Intercreditor and Subordination Agreements" means, collectively, the Intercreditor Agreement and the Subordination
Agreement.

          "Lenders"  has the meanings set forth in the Foothill
Loan Agreement.

          "Mortgage" has the meaning set forth in Paragraph F of the Recitals to this Agreement, as recorded in Book 749, at Page

499 with the Vance County Registry of Deeds, as amended by the First Amendment to Second Deed of Trust, Assignment of Rents and Security Agreement, dated as of April 29, 1996, recorded on May 24, 1996 at Book 771, at Page 53 with the Vance County Registry of Deeds, as further amended by the Second Amendment to Second Deed of Trsut and as amended, amended and restated, supplemented or otherwise modified from time to time.

          "Mortgaged Property" has the meaning set forth in Paragraph F of the Recitals to this Agreement.

          "Mortgage Trustee" has the meaning set forth in Paragraph F of the Recitals to this Agreement.

          "Note" means the Second Amended and Restated Trade Debt Note, dated the date hereof, in the maximum principal amount of $15,000,000 made by the Company to the Trustee.

          "Obligations" means, at any time, all obligations, liabilities or indebtedness, whether matured or unmatured, of the Company evidenced or arising out of this Agreement, the Note or any of the Security Documents, whether principal, interest, fees or expenses, including without limitation, the Trade Obligations, the fees and expenses of the Trustee and the Mortgage Trustee and the expenses of the Trade Committee, including the fees and disbursements of counsel to the Trustee, counsel to the Mortgage Trustee and counsel to the Trade Committee and any indemnity obligations of the Company to the Trustee, the Mortgage Trustee or the Trade Committee.

          "Permitted Investments" means (a) marketable securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than three months from the date of acquisition, (b) time deposits and certificates of deposit of, or money market or similar accounts with, any domestic commercial bank of recognized standing having capital and surplus in excess of U.S. $100,000,000 and a Keefe Bank Watch Rating of C or better, with maturities of not more than three months from the date of acquisition, (c) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 on the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within three months after the date of acquisition, (d) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (b) above or with a securities dealer acceptable to the Trustee.

          "Person" means an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, a trust, an unincorporated association, a joint venture, a governmental entity or another entity of whatever nature.

          "Plan" has the meaning set forth in Paragraph B of the Recitals to this Agreement.

          "Proceeds" has the meaning set forth in Paragraph I of the Recitals to this Agreement.

          "Proceeds Account"  has the meaning set forth in
Section 8.01.

          "Public Trade Vendor Notice" has the meaning set forth in Section 7.01.

          "Second Amendment to Deed of Trust"  means the Second
Amendment to Deed of Trust, Assignment of Rents and Security
Agreement, dated as of the date hereof, by and among the Company, the Mortgage Trustee and the Trustee, as Beneficiary.

          "Second Amendment to Subordination Agreement" means the Second Amendment, dated the date hereof, to the Subordination
Agreement.

          "Security" has the meaning set forth in Paragraph G of the Recitals to this Agreement and includes all property and assets of the Company, now existing or hereafter acquired, and all cash and non-cash proceeds thereof, in respect of which any lien, mortgage security interest or other encumbrance in favor of the Trustee is granted or created under any, Security Document, including, without limitation the Security Agreements and the Mortgage.

          "Security Agreements"  means, collectively, the General
Security Agreement and the Intellectual Property Security
Agreement.

          "Security Documents" means, collectively, the General Security Agreement, the Intellectual Property Security Agreement, the Mortgage, all UCC-1 financing statements now or hereafter executed by the Company, as debtor, in favor of the Trustee or the

Mortgage Trustee, as secured party, and all other documents and agreements at any time executed with or in favor of the Trustee or the Mortgage Trustee as security for the Obligations, as the same may now exist or may hereafter be amended, amended and restated, supplemented or otherwise modified.

          "Senior Headquarters Mortgage" means the Future Advance Deed of Trust, Assignment of Rents and Security Agreement, dated as of May 21, 1996, executed by the Company, as grantor, to David
L. Huffstetler, as trustee for the benefit of the Banks (as defined therein), as beneficiary, recorded on May 24, 1996 in Book 771, at Page 93 in the Vance County Registry of Deeds encumbering a portion of the Mortgaged Property identified as Parcels 1 though 12 on Exhibit "A" thereto.

          "Senior Indebtedness" has the meaning set forth in the Subordination Agreement.

          "Senior Mortgage"  means, collectively, the Senior
Headquarters Mortgage and the Senior Warehouse Mortgage.

          "Senior Warehouse Mortgage" means the Future Advance Deed of Trust, Assignment of Rents and Security Agreement, dated as of May 21, 1996, executed by the Company, as grantor to David
L. Huffstetler, as trustee, for the benefit of the Banks (as defined therein), as beneficiary, recorded on May 24, 1996 in Book 771, at Page 131 encumbering a portion of the Mortgaged Property identified as Parcel 13 on Exhibit "A" thereto in the Vance County Registry of Deeds.

          "Subordination Agreement" has the meaning set forth in Paragraph H of the Recitals to this Agreement.

          "Trade Committee"  means the Post-Effective Date Trade
Committee under and as defined in the Plan.

          "Trade Obligations" has the meaning set forth in the Declaration of Trust made in the Recitals to this Agreement.

          "Trade Vendor" means trade vendors of the Company who have extended or who hereafter extend terms to the Company for goods delivered to the Company, other than on consignment.

          "Trade Vendor Documents" means the Note, the Mortgage, the Security Agreement, the Intellectual Property Security
Agreement and the other Security Documents.

          "Trade Vendor Information"  has the meaning set forth in
Section 11.01.

          "Trade Vendor L/C" has the meaning set forth in Paragraph F of the Recitals to this Agreement.

          "Trade Vendor Payable Amount" has the meaning set forth in Section 7.01.

          "Trust Estate" has the meaning set forth in Paragraph G of the Recitals to this Agreement.

          "Trustee" has the meaning set forth in the preamble to this Agreement.

          SECTION 02 Certain References. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section, schedule and exhibit references are to this Agreement unless otherwise specified. References to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.


                           ARTICLE 2.

ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
OF TRADE VENDOR DOCUMENTS AND INTERCREDITOR AGREEMENT
          SECTION 01 Acceptance of Trust. The Trustee, for itself and its successors, hereby accepts the trust created by this Agreement upon the terms and conditions hereof. Further, the Trustee, for itself and its successors, does hereby declare that it will hold the Trust Estate for the benefit of the Trade Vendors upon the trusts herein set forth.

          SECTION 02 Execution and Delivery of Trade Vendor Documents. On or about the date thereof the Company has executed in favor of and delivered to the Trustee, for the benefit of the Trade Vendors, the Note, the General Security Agreement, the Intellectual Property Security Agreement and the Second Amendment to Deed of Trust.

          SECTION 03      Execution and Delivery of Intercreditor
Agreement. On or about the date hereof, the Trustee has executed and delivered to the Agent the Intercreditor Agreement in the form approved by, and as directed, by the Trade Committee.


                           ARTICLE 3.

                      INTENTIONALLY OMITTED


                           ARTICLE 4.

                    DEFAULT NOTICE; REMEDIES

          SECTION 01 Default Notice. If an Event of Default shall have occurred, the Trade Committee shall have the right to deliver to the Trustee at any time, at its option, an irrevocable written notice ("Default Notice"), substantially in the form attached hereto as Exhibit A, stating that an Event of Default has occurred and directing the Trustee to take, and cause the Mortgage Trustee to take, such action as therein requested by the Trade Committee with respect to the Security Documents and the Security (which action may include, without limitation, subject to the terms and conditions of the Intercreditor and Subordination Agreements, the institution of any remedies provided by any of the Security Documents, by law or by this Agreement).

          SECTION 02 Action Upon Receipt of Default Notice. Upon receipt of a Default Notice (or at such later time as shall be the first time when such action is not prohibited to be taken by the Intercreditor Agreement or the Subordination Agreement), the Trustee shall promptly take, and cause the Mortgage Trustee to promptly take, such action as is requested by the Trade Committee in such Default Notice or any notice supplemental thereto authorized, or as the Trustee shall deem this necessary or appropriate in its sole discretion, to collect the then unpaid Obligations.

          SECTION 03 Remedies Generally. (a) The Company hereby irrevocably constitutes and appoints each of the Trustee and the Mortgage Trustee and any officer or agent of either of them with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or its own name, from time to time in the Trustee's and Mortgage Trustee's discretion, after action by the Trustee and Mortgage Trustee is not prohibited by the Intercreditor Agreement or the Subordination Agreement, for the purpose of carrying out the terms of the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives each of the Trustee and the Mortgage Trustee the power and right on behalf of the Company, without notice to or assent by the Company, to do (to the extent permitted under the Security Documents) the following:

               (i)  to ask for, demand, sue for, collect,
     receive and give acquittance for any and all moneys due or to become due upon or by virtue hereof and thereof,

               (ii)  to receive, take, endorse, assign and
     deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Trustee or Mortgage Trustee in connection herewith and therewith,

               (iii)  to commence, file, prosecute, defend,
     settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,

               (iv) to sell, transfer, assign, lease or rent all or any portion of or otherwise deal in or with the Security or any part thereof as fully and effectually as if the Trustee or the Mortgage Trustee, as the case may be, was the absolute owner thereof,

               (v)  to make demands, give consents and
     releases or partial releases, and to exercise any other rights contemplated or permitted by the Security
     Documents, and

               (vi)  to do, at its option and at the expense
     and for the account of the Company, at any time and from time to time, all acts and things which it deems necessary to protect or preserve the Security and to realize upon the Security.

          SECTION 04 Appointment of a Receiver. If a receiver of the Mortgaged Property or other Security shall be appointed in judicial proceedings, the Mortgage Trustee or the Trustee, as the case may be, may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Mortgage Trustee or the Trustee, as the case may be, shall be entitled to retain possession and
<page.
control of all cash held by or deposited with it or its agents in accordance with the terms of the Security Documents.

          SECTION 05 Exercise of Powers. Subject to the provisions of Section 4.10, all of the powers, remedies and rights of the Trustee and the Mortgage Trustee as set forth in this Agreement may be exercised by the Trustee and the Mortgage Trustee in respect of the Security Documents and the Security as though set forth at length therein and all the rights, remedies and powers of the Trustee and the Mortgage Trustee as set forth in the Security Documents may be exercised from time to time as herein and therein specified; provided, that, nothing in this Agreement shall be construed to impose a duty on the Trustee or the Mortgage Trustee to take any action without first receiving direction from the Trade Committee in the case of the Trustee, and from the Trustee in the case of the Mortgage Trustee to do the same.

          SECTION 06 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Trustee or the Mortgage Trustee herein or in the Security Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Security Documents or now or hereafter existing at law or in equity or by statute. All rights and remedies of the Trustee and the Mortgage Trustee shall be subject to the terms of the Intercreditor and Subordination Agreements.

          (b) No delay or omission of the Trustee or the Mortgage Trustee, respectively, to exercise any right, remedy or power accruing upon an Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of such Event of Default or any acquiescence therein; and every right, power and remedy given by this Agreement or the Security Documents to the Trustee or the Mortgage Trustee may be exercised from time to time and as often as may be deemed expedient by the Trustee and the Mortgage Trustee, respectively.

          (c) The Company expressly agrees that all rights of action and rights to assert claims upon or under any Security Document may be enforced by the Trustee or the Mortgage Trustee, as the case may be, without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee or the Mortgage Trustee shall be brought in its name as Trustee or as Mortgage Trustee, as the case may be, and any recovery or judgment shall be held as part of the Trust Estate.
<page.
          SECTION 07 Limitation on Rights and Remedies in Respect of Security. This Agreement does not enlarge or otherwise modify the rights that the Trustee holds for the benefit of the Trade Vendors with respect to the Security under the Security Documents or under the law, and does not confer any additional such rights, but rather is intended to provide a mechanism for the Trustee, on behalf of the Trade Vendors, to enforce such rights. Without limiting the generality of the foregoing, nothing in this Agreement shall permit the Trustee or the Mortgage Trustee to exercise any right or remedy with respect to the Security, except to the extent specifically provided under the Security Documents but subject to the terms of the Intercreditor and Subordination Agreements.

          SECTION 08 Right to Initiate Judicial Proceedings, Etc. Upon the occurrence of an Event of Default, subject to the terms of the Intercreditor and Subordination Agreements, (a) the Trustee and the Mortgage Trustee shall have the right and power to institute and maintain such suits and proceedings as either of them may deem appropriate to protect and enforce the rights vested in the Trustee and the Mortgage Trustee by this Agreement and the Security Documents, and (b) the Trustee and the Mortgage Trustee may either (and in the case of the Mortgage Trustee, after entry or without entry), proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Security and to sell all or, from time to time, any of the Security under the judgment or decree of a court of competent jurisdiction; provided, that, nothing in this Agreement shall be construed to impose a duty on the Trustee to take any discretionary action without first receiving direction from the Trade Committee to do the same.

          SECTION 09 Limitation on Trustee's Duties in Respect of Security. Beyond the duties set forth in this Agreement, the Trustee shall not have any duty to the Company or the Trade Committee as to any Security in the Trustee's possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Trustee shall be liable for its failure to exercise reasonable care in the handling of moneys and securities actually received by it.

          SECTION 4.10 Limitation by Law. All rights, remedies and powers provided to the Trustee and the Mortgage Trustee by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.


                           ARTICLE 5.

DIRECTION BY TRADE COMMITTEE

          SECTION 01     Direction by Trade Committee.
(a) Subject to Section 4.10 and the terms of the Intercreditor and Subordination Agreements, if an Event of Default shall have occurred and the Trustee shall have received a Default Notice with respect thereto:

               (i)  in addition to taking such action as is
     required by Section 4.02 the Trustee shall take such other action as is necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement as the Trade Committee shall request in writing; and

               (ii)  the Trustee shall follow the written
     directions of the Trade Committee with respect to the time, method and place of taking any action required by the preceding paragraph (i), or, if no such direction is provided, then the Trustee may take such action in the manner it deems necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement, provided that nothing in this Agreement shall be construed to impose a duty on the Trustee to take any discretionary action without first receiving a direction from the Trade Committee to do the same.

          (b) Nothing in this Section 5.01 shall impair the right of the Trustee in its discretion to take or omit to take any action deemed proper by the Trustee and which action or omission is not inconsistent with the direction of the Trade Committee; provided, however, the Trustee shall not be under any obligation to take any action pursuant to any Trade Vendor Document without first being provided adequate security and indemnity by the Company against the costs, expenses and liabilities which may be incurred by it in complying with such direction (except any cost, expense or liability caused by its own gross negligence or willful misconduct or its failure to exercise reasonable care in the handling of moneys and securities actually received by it), including such reasonable advances for such cost and expenses as may be requested by the Trustee.


ARTICLE 6.

INTENTIONALLY OMITTED



                           ARTICLE 7.

NOTICE TO TRADE VENDORS

          SECTION 01  Notice to Trade Vendors.

          (a) Promptly after receipt of a Default Notice from the Trade Committee pursuant to Section 4.01 and thereafter of Trade Vendor Information from the Company pursuant to Section 11.01, the Trustee shall mail a notice (the "Individual Trade Vendor Notice") substantially in the form attached hereto as Exhibit B, to each of the Trade Vendors (i) notifying each of them that (x) an Event of Default has occurred and (y) as to any action taken by the Trustee or the Mortgage Trustee with respect to the Security, and (ii) advising each of them of the amount of the Trade Obligations owing to each of them, respectively, as of the date of such Trade Vendor Information (the "Trade Vendor Payable Amount"). The Individual Trade Vendor Notice shall further state that the Trade Vendor Payable Amount set forth in the Payment Notice shall be deemed correct and shall be the amount used by the Trustee in calculating the distributions to be made to the Trade Vendors pursuant to this Agreement, unless within 20 days of the mailing of the Individual Trade Vendor Notice, a Trade Vendor shall provide to the Trustee and the Company contrary information as to the Trade Vendor Payable Amount owed to it, in which case, the Trustee shall reserve and to the extent available funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved by the parties thereto.

         (b) Substantially contemporaneous with the mailing of the Individual Trade Vendor Notices to the Trade Vendors in accordance with clause (a) above, the Trustee shall publish a notice (the "Public Trade Vendor Notice") in substantially the form attached hereto as Exhibit C, which (i) shall be published in each of the Wall Street Journal and Women's Wear Daily once during the
<page.
same business week and once during the immediately following business week, (ii) contains the same information as is required to be contained in the Individual Trade Vendor Notice, (iii) states that if any Trade Vendor has not received an Individual Trade Vendor Notice, such Trade Vendor may notify the Trustee and the Company in writing of the amount of the Trade Obligations owed to it and (iv) specifies a date, which shall be 20 days after the date of first publication of the Public Payment Notice, on or before which any Trade Creditor who has not received an Individual Trade Vendor Notice shall, if it wishes to receive a distribution under this Agreement, notify the Trustee and the Company in writing of the amount of the Trade Obligations due and owing to such Trade Vendor. In the event the Company shall have provided to the Trustee contrary information with respect to such Trade Vendor, the Trustee shall reserve, to the extent available, funds in the Proceeds-Account to provide for any disputed amount until such dispute is resolved by the parties thereto.


                           ARTICLE 8.

PROCEEDS ACCOUNT

          SECTION 01     The Proceeds Account.  After receipt of
a Default Notice and until the Proceeds have been fully distributed in accordance with the terms of this Agreement, the Trustee shall establish and maintain a bank account at a bank meeting the qualifications of a bank in which Permitted Investments may be made as provided for herein, which bank account shall be entitled the "Rose's Trade Vendor Account" (the "Proceeds Account"). All Proceeds shall be promptly deposited in the Proceeds Account, held by the Trustee as part of the Trust Estate and distributed by the Trustee as soon as practicable thereafter in accordance with
Section 9.01 and the other provisions of this Agreement.

          SECTION 02 Control of Proceeds Account. All right, title and interest in and to the Proceeds shall vest in the Trustee and funds on deposit in the Proceeds Account shall constitute part of the Trust Estate. The Proceeds Account shall be subject to the exclusive dominion and control of the Trustee.

          SECTION 03 Investment of Funds Deposited in Proceeds Account. To the extent the Proceeds are on deposit in the Proceeds Account in accordance with the terms of this Agreement, the Trustee shall invest and reinvest such funds solely in Permitted Investments. All such investments and the interest and income received thereon shall be held in the Proceeds Account as part of the Trust Estate. The Trustee shall have no responsibility for any loss resulting from a fluctuation in interest rates or the sale or other disposition of any Permitted Investment prior to its maturity date or otherwise. The Trustee shall have a reasonable period of time in which to reinvest the moneys on deposit in the Proceeds Account. In addition to the payment of expenses incurred by the Trustee pursuant to any other Section of this Agreement, the Trustee may deduct from the funds on deposit in the Proceeds Account all of the actual and reasonable costs and expenses that the Trustee or the Mortgage Trustee may incur in connection with
(a) the exercise or enforcement of any of the rights and remedies of the Trustee hereunder or the Trustee or the Mortgage Trustee under the Security Documents and (b) the custody or preservation of Trust Estate.


                           ARTICLE 9.

                     APPLICATION OF PROCEEDS

          SECTION 01 Application of Proceeds. All Proceeds and all other moneys in the Proceeds Account shall promptly be applied as follows:

          FIRST: To the payment of (i) compensation due and payable to the Trustee for services hereunder, and (ii) all costs, expenses and liabilities incurred by the Trustee and the Mortgage Trustee in connection with the exercise or enforcement of the rights, duties and remedies of the Trustee and the Mortgage Trustee under this Agreement and the Security Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Trustee and the Mortgage Trustee.

          SECOND: After payment in full of the outstanding obligations described in subsection 9.01 FIRST, to the payment of all costs, expenses and liabilities incurred by the Trade Committee in connection with the exercise of its rights, duties or remedies under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Trade Committee.

          THIRD:   After payment in full of the outstanding
     obligations described in subsection 9.01 SECOND, to the ratable payment of the Trade Obligations then outstanding; and

          FOURTH:  After payment in full of all of the Trade
     Obligations described in subsection 9.01 THIRD, to the Company or to its order, or as a court of competent jurisdiction may direct.

          SECTION 02 Distribution of Proceeds. All distributions required to be made hereunder to each of the Trade Vendors in respect of the Trade Obligations shall be made directly to each of the Trade Vendors, at the respective addresses for each of the Trade Vendors provided to the Trustee by the Company pursuant to Section 11.01 of this Agreement or at such other more current address of which the Trustee shall become aware. All such distributions shall be (subject to any decree of any court of competent jurisdiction) final.


                           ARTICLE 10.

                ABSOLUTE RIGHTS OF TRADE VENDORS

          SECTION 01 Absolute Rights of Trade Vendors. Notwithstanding any other provision of this Agreement or any provision of any of the Security Documents, the right of each Trade Vendor, which is absolute and unconditional, to receive payment of the Trade Obligations owed to such Trade Vendor on or after the due date thereof as set forth on the books and records of the Company, to institute suit for the enforcement of such payment on or after such due date, and to assert its position as a creditor in a case under the Bankruptcy Code in which the Company is a debtor, and the obligation of the Company, which is also absolute and unconditional, to pay the Trade Obligations owed to such Trade Vendor at the time and place expressed therein, shall not be impaired or affected without the written consent of such Trade Vendor. In addition, every right of each Trade Vendor to receive payment or collateral security from sources other than the Trust Estate shall not be, and is not hereby, impaired or affected. Without limiting the generality of the foregoing, no Trade Vendor shall be hereby obligated to share with any other Trade Vendor any proceeds of such collateral security, any guaranty or right of set-off; nor shall any Trade Vendors right to receive its ratable share of proceeds of the Trust Estate or any part thereof hereunder be diminished by or affected in any way by its right to receive proceeds of any other collateral, set-off, payment upon a guaranty or payment from any other source. In no event shall any Trade Vendor have the right to receive more than the amount of Trade Obligations owed to such Trade Vendor.

                           ARTICLE 11.

                   AGREEMENTS WITH THE TRUSTEE
                    AND THE MORTGAGE TRUSTEE

          SECTION 01 (a) Information as to Trade Vendors. In connection with the distributions to be made by the Trustee after the occurrence of an Event of Default pursuant to Section 9.01, the Company agrees that it shall promptly deliver, or cause to be delivered, to the Trustee, from time to time, upon the request of the Trustee or the Trade Committee, but not more than once each month, a list setting forth the following (the "Trade Vendor Information"): (1) the aggregate outstanding amount of the Trade Obligations, (2) the names and addresses of all Trade Vendors, including the contact Person at each Trade Vendor, and the unpaid principal amount and all other unpaid amounts in respect of Trade Obligations known to the Company to be owing to each such Trade Vendor and (3) such other information regarding the Trade Vendors and the Trade Obligations necessary to effectuate such distributions as the Trustee or the Trade Committee may reasonably request. Unless otherwise specified herein, the Trustee may for all purposes hereunder rely on such information provided by the Company unless (i) the Trustee shall have actual knowledge of any inaccuracy or (ii) any Trade Vendor shall provide contrary information with respect to such Trade Vendor, in which case the Trustee shall proceed as set forth in Section 7.01.

          (b) Confidentiality. Except for (i) Trade Vendor Information furnished by the Company to the Trustee pursuant to
Section 11.01(1) and 11.01 (2) which is disclosed by the Trustee to the Trade Vendors in accordance with the terms of this Agreement, and (ii) Trade Vendor Information which is or hereafter becomes available to the public, the Trustee shall maintain the confidentiality of any Trade Vendor Information designated by the Company as confidential (the "Confidential Information") and the content of all such Confidential Information, and shall not provide or reveal the Confidential Information or its content to any Trade Vendor or other person without the express written consent of the Company. The Trustee shall not be permitted to use, and hereby agrees not to use, any such Confidential Information for any purpose other than to effectuate distributions to Trade Vendors pursuant to this Agreement. In the event that the Trustee is requested or required, by law or legal process, to disclose any of the Confidential Information, the Trustee shall immediately notify the Company of any such request, and, in any such event, the Company may seek and pursue any such action, including, without limitation, the commencement of judicial or administrative proceedings at law or in equity. In the event that, in the absence of a protective order or the receipt of a written waiver from the Company, the Trustee nonetheless, in the opinion of counsel, is compelled by law to disclose Confidential Information concerning the Company or else be liable for contempt or subject to other censure or penalty, the Trustee shall be permitted to disclose such information without liability under this Agreement only to the extent necessary to avoid such liability, censure or penalty. The Trustee acknowledges and agrees that the Company shall be entitled to enforce the provisions of this Section 11.01(b) by specific performance and injunctive relief in the event of any breach thereof by the Trustee, any Trade Vendor or any other Person. The Trustee's obligations under this Section 11.01(b) shall survive the termination of the other provisions of this Agreement.

          SECTION 02 Compensation and Expenses. The Company agrees to pay to the Trustee and any successor trustee appointed hereunder and to the Mortgage Trustee, as applicable, from time to time upon demand, (i) reasonable compensation for the services of the Trustee hereunder and for administering the Trust Estate pursuant to a letter agreement, dated as of May 8, 1995, between the Company and the Trustee as amended, supplemented or otherwise modified from time to time and (ii) all the costs and expenses of the Trustee and the Mortgage Trustee (including, without limitation, the reasonable fees and disbursements of counsel to the Trustee and the Mortgage Trustee and such special counsel as the Trustee or the Mortgage Trustee elects to retain) (A) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement or the enforcement of any of the provisions hereof or the Note or any Security Document or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of the Security or any part thereof and the exercise, preservation, protection or defense of the Trustee's rights under this Agreement and the Trustee's and Mortgage Trustee's rights under the Security Documents and in and to the Trust Estate. The Company's obligations under this Section 11.02 shall survive the termination of the other provisions of this Agreement.

          SECTION 03 Stamp and Other Similar Taxes. The Company agrees to indemnify and hold harmless the Trustee and the Mortgage Trustee from any present or future claim for liability for any stamp or other similar tax and any penalties or interest or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Note, the

Security Documents or the Security. The obligations of the Company under this Section 11.03 shall survive the termination of the other provisions of this Agreement.

          SECTION 04 Filing Fees, Excise Taxes, Etc. The Company agrees to pay or reimburse the Trustee and the Mortgage Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement, the Note and the Security Documents. The obligations of the Company under this Section 11.04 shall survive the termination of the other provisions of this Agreement.

          SECTION 05 Indemnification. (a) The Company agrees to pay, indemnify, and hold harmless the Trustee and the Mortgage Trustee and each of the agents thereof from and against any an all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses and disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note, the Security Documents and the Trust Estate, unless arising from the gross negligence or willful misconduct of the Trustee or the Mortgage Trustee, as the case may be, or such agents thereof as are seeking indemnification or the failure of the Trustee or the Mortgage Trustee or any such agents to exercise reasonable care in the handling of moneys or securities actually received by the Trustee or the Mortgage Trustee or any such agents.

          (b) In any suit, proceeding or action brought by the Trustee or the Mortgage Trustee under or with respect to the Note, any Security Document or any Security for any sum owing thereunder, or to enforce any provision thereof, the Company will save, indemnify and hold harmless the Trustee and the Mortgage Trustee from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless such expense, loss or damage is caused by the gross negligence or willful misconduct of the Trustee or the Mortgage Trustee, or the failure of the Trustee or Mortgage Trustee, as the case may be, to
(i) exercise reasonable care in the handling of moneys and securities actually received by the Trustee or the Mortgage Trustee or (ii) comply with the provisions of Section 11.01(b) of this Agreement) arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Company and all such obligations shall be and remain enforceable against and only against the Company and shall not be enforceable against the Trustee or the Mortgage Trustee, as the case may be. The agreements in this Section 11.05 shall survive the termination of the other provisions of this Agreement.

          SECTION 06 Further Assurances. (a) Each of the Company and the Trustee agrees that it will promptly correct any defect or error that may be discovered in this Agreement, the Note or any Security Document or in the execution, acknowledgment or recordation thereof, as applicable.

          (b) The Company agrees that from time to time it will, promptly, upon reasonable request by the Trustee or the Mortgage Trustee, and at its own expense, execute, acknowledge, deliver, record, re-record, file, re-file, register and reregister any and all further financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances, and other instruments as the Trustee or the Mortgage Trustee may reasonably request from time to time in order (i) to carry out more effectively the purposes of this Agreement and (ii) to enable the Trustee and the Mortgage Trustee to exercise and enforce is rights and remedies hereunder and under the Security Documents, (iii) to subject to the liens created by the Security Documents, any of the properties, rights or interests of the Company covered or now or hereafter intended to be covered by the Security Documents, (iv) to perfect and maintain the validity, effectiveness and priority of the Security Documents and the liens intended to be created thereby, (v) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Trustee or the Mortgage Trustee, as the case may be, the rights granted or now or hereafter intended to be granted under the Security Documents or under any other instrument executed in connection therewith to which the Trustee or the Mortgage Trustee is or may become a party, and (vi) to enable the Trustee and the Mortgage Trustee to exercise and enforce its respective rights and remedies hereunder and under the Security Documents provided, however, that this Section 11.06(b) shall not be construed to require the Company to grant any lien other than expressly provided for in this Agreement or affect the limitations or the rights of the Trustee under the Intercreditor Agreement or the Subordination Agreement.

          (c) The Company hereby authorizes the Trustee and the Mortgage Trustee to file one or more financing or continuation statements, and amendments thereto, relative to the Security without the signature of the Company where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Security or any part thereof shall be sufficient as a financing statement where permitted by law.

          (d) The Company shall furnish to the Mortgage Trustee from time to time such reports in connection with the Mortgaged
Property as the Mortgage Trustee may reasonably request.

          SECTION 07     Notification of Event of Default Under
Loan Agreement. The Company shall promptly notify the Trustee of the occurrence of an "Event of Default" under and as defined in the Foothill Loan Agreement.


                           ARTICLE 12.

THE TRUSTEE

          SECTION 01 Exculpatory Provisions. (a) The Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, all of which are made solely by the Company. The Trustee makes no representation as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Company to the Security or as to the validity, execution (except the Trustee's own execution), enforceability, legality or sufficiency of this Agreement, any of the Security Documents or any of the Trade Obligations and, except as otherwise expressly provided for herein, the Trustee shall incur no liability or responsibility in respect of any such matters. The Trustee shall not be responsible for insuring the Trust Estate or the payment of any taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event that the Trustee enters into possession of a part or all of the Trust Estate, the Trustee shall preserve the part in its possession.

          (b) The Trustee shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein, any Security Document or with respect to any of the Trade Obligations.

          (c) The Trustee shall not be personally liable for any action taken or omitted to be taken by the Trustee in accordance with this Agreement or any Security Document except for its own gross negligence or willful misconduct and its failure to exercise reasonable care in the handling of moneys or securities actually received by it.

          SECTION 02 Delegation of Duties. The Trustee may execute any of the trusts hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Company or any affiliate of the Company). The Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by it in good faith.

          SECTION 03     Reliance by Trustee.  (a)  Whenever in
the administration of the trusts of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder or under any Security Document unless otherwise provided herein or therein, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Company or the Trade Committee delivered to the Trustee, and such certificate shall constitute a full warranty to the Trustee for any action taken, suffered or omitted in reliance thereon unless the Trustee shall have actual knowledge of an inaccuracy therein.

          (b) The Trustee may consult with independent counsel and any opinion of such counsel shall be full and complete authorization and protection in respect of-any action taken or suffered by it hereunder in accordance therewith unless the Trustee has actual knowledge or a reason to question the validity or accuracy of such opinion or of any assumption expressed therein as the basis for such opinion. The Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

          (c) The Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of gross negligence or willful misconduct, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement.

          SECTION 04     Limitations on Duties of the Trustee.

          (a) The Trustee undertakes to perform only the duties expressly set forth herein.

          (b) The Trustee may exercise the rights and remedies granted to it by this Agreement, the Note and the Security Documents, but only pursuant to the terms hereof and thereof and subject to the terms of the Intercreditor and Subordination Agreements, and the Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Trade Committee subject to the terms hereof, the Note, the Security Documents and the Intercreditor and Subordination Agreements.

          (c) Except as herein otherwise expressly provided, the Trustee shall not be under any obligation to take any action which is discretionary with the Trustee under the provisions hereof or any Security Agreement except upon the written request of the Trade Committee. Subject to the provisions of Section 11.01(b) of this Agreement, the Trustee shall make available for inspection and copying by the Trade Committee and each Trade Vendor, each certificate or other paper furnished to the Trustee by the Company, by the Trade Committee, by any Trade Vendor, or by any other Person, under or in respect of this Agreement, any Security Document, or any of the Trust Estate.

          SECTION 05 Moneys to Be Held in Trust. All Proceeds and other moneys and securities received by the Trustee under or pursuant to any provision of this Agreement or any Security Document shall be held in trust for the purposes of which they were paid or held and the Trustee shall exercise reasonable care in the handling of any such Proceeds, other moneys and securities actually received by it.

          SECTION 06     Resignation and Removal of Trustee.

         (a) The Trustee may at any time, by giving 30 days prior written notice to the Company and the Trade Committee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee by the Trade Committee and the acceptance of such appointment by such successor trustee. The Trustee may be removed at any time (with or without cause) and a successor trustee appointed by the Trade Committee, provided that the Trustee shall be entitled to its fees and expenses to the date of removal. If no successor trustee shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such removal, the Trustee shall, or the Trade Committee may, apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor trustee shall have been appointed as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee appointed by the Trade Committee as above provided.

          (b) If at any time the Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Trustee for any other cause, a successor trustee shall be appointed by the Trade Committee and the powers, duties, authority and title of the predecessor trustee terminated and cancelled without procuring the resignation of such predecessor trustee, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor trustee in writing, duly acknowledged, delivered to the predecessor trustee and the Company and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c)  The appointment and designation referred to in
Section 12.06(b) shall, after any required filing, be full evidence of the right and authority to make the same and this Agreement shall vest in such successor trustee, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record, if any, the successor trustee shall become fully vested with all the estates, properties, rights, remedies, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Trade Committee, the Company or its or their successor trustee, execute and deliver an instrument transferring to such successor all the estates, properties, rights, remedies, trusts, duties, authority and title of such predecessor hereunder and shall deliver all moneys and securities held by it to such successor trustee. Should any deed, conveyance or other instrument in writing from the Company be required by any successor trustee for more fully and certainly vesting in such successor trustee or trustees the estate, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee, be granted, acknowledged and delivered by the Company.

          (d) Any required filing for record of the instrument appointing a successor trustee as hereinabove provided shall be at the expense of the Company. The resignation of any trustee and the instrument or instruments removing any trustee, together with all other instruments, deeds and conveyances provided for in this

Article 12 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Company, wherever this Agreement is recorded, registered and filed.

          SECTION 07 Trustee Appointed Attorney-in-Fact. The Company hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Company or its own name and in the place and stead of the Company, from time to time at the direction of the Trade Committee, to take, subject to Section 5.01(b), any action and to execute any instrument which the Trade Committee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing payment, rents, issues or profits or other distribution in respect of the Security, or any part thereof and to give full discharge for the same.

          SECTION 08 Reasonable Care. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Trust Estate if the Trust Estate is accorded treatment substantially equal to that which he Trustee accords its own property and reasonable care is exercised by the Trustee in handling any moneys or securities in its possession, it being understood that neither the Trustee nor the Mortgage Trustee shall have any responsibility for taking any steps to preserve rights against any parties with respect to the Security, except as expressly provided for by or in accordance with this Agreement.


                           ARTICLE 13.

                          MISCELLANEOUS

          SECTION 01 Amendment or Waiver. (a) None of the terms and conditions of this Agreement, the Note or any Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Trustee with the consent of the Trade Committee. Any such amendment, waiver or modification shall be binding upon the Company, the Trade Committee, the Trade Vendors, and the Trustee and their respective successors and assigns.

          (b) Notwithstanding the provisions of paragraph (a), the Trustee and the Company may, at any time and from time to time, without the consent of the Trade Committee, enter into one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Trustee, (i) to add to the covenants of the Company, for the benefit of the Trade Vendors, or to surrender any right or power herein conferred upon the Company, or (ii) to mortgage, pledge or grant a security interest in favor of the Trustee as additional security for the Trade Obligations any property or assets which are required to be mortgaged or pledged, or in which a security interest is required to be granted, to the Trustee pursuant to the Security Documents.

          SECTION 02 Intercreditor and Subordination Agreements. Notwithstanding any provision of this Agreement to the contrary, the Trustee shall comply with the provisions of the Intercreditor and Subordination Agreements and shall not require the consent of the Trade Committee or any Trade Vendor to comply with any provision of the Intercreditor Agreement or the Subordination Agreement.

          SECTION 03 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by registered or certified mail, return receipt requested, telex, telecopier or hand delivery;

          (a)  If to the Company, to P.O. Box Drawer 947,
Henderson, North Carolina 27536, Attention: Chief Financial
Officer, or at such other address as shall be designated by it in a written notice to the Trustee and the Trade Committee;

          (b)  If to the Trustee, to its address at 333 East 68th
Street, New York, New York 10021, Attention: Michael J. Sherman, or at such other address as shall designated by it in a written notice to the Company and the Trade Committee;

          (c) If to any Trade Vendor, to it at the address specified from time to time in the list provided by the Company to the Trustee pursuant to Section 11.01.

          (d) If to the Trade Committee, c/o Mattel Toys, 333 Continental Boulevard, El Segundo, California 90295, Attention:
Dorthy Fee, or at such other address as shall be designated by it in a written notice to the Company and the Trustee, with a copy to.Otterbourg, Steindler, Houston & Rosen, PC., 230 Park Avenue, New York, New York 10169 Attention: Glenn B. Rice, Esq., counsel the Trade Committee, or at such other address as shall be designated by such firm to the Company and the Trustee.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand,
(ii) five Business Days after being deposited in the United States mail, postage prepared, (iii) when telexed with answer back received or (iv) when telecopied with receipt acknowledged.

          SECTION 04 Headings. Section, subsection and other headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 05 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 06     Claims Against Trustee.  This Agreement
is made for the benefit of the Trade Vendors, and the Trade Committee may from time to time enforce the rights of the Trade Vendors as explicit beneficiaries hereunder. Any claims or causes of action which the Trade Vendors or the Company shall have against the Trustee shall survive the termination of this Agreement and the termination of the Trust Estate hereunder.

          SECTION 07 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and, additionally, shall inure to the benefit of the Trade Committee and its successors and assigns and the Trade Vendors and their respective successors and assigns and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Trust Estate or any part thereof.

          SECTION 08 Governing Law. This Agreement and the rights and obligations hereunder of the Trade Committee and the Trade Vendors shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles of such State.

          SECTION 09     Counterparts.  This Agreement may be
executed in several counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 13.10 Termination. This Agreement shall terminate upon the earliest to occur of (a) midnight on April 29, 1998, (b) the sale or other disposition of all of the Security and the final disposition of all Proceeds, and (c) the indefeasible payment in full of the Obligations, provided, that, if this Agreement is terminated pursuant to clause (a) of this Section 13.10, such termination shall not relieve or discharge the Company of its duties, obligations or covenants under this Agremeent or the other Vendor Documents until all Trade Obligations incurred prior to such termination and all other Obligations at any time incurred in connection with the collection of such Trade Obligations have been fully and finally discharged and paid, and the Trustee's liens upon and security interests in the Security and the rights and remedies of the Trustee under the Agreement, the other Vendor Documents and applicable law shall remain in full force and effect until all such Trade and other Obligations have been fully and finally paid.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                         M.J. SHERMAN & ASSOCIATES, INC.
                               as Trustee

                         By:/s/ Michael J. Sherman________________

                         Name: Michael J. Sherman_________________

                         Title: C. E. O. _________________________


                         ROSE'S STORES, INC.

                         By:/s/ Jeanette Peters __________________

                         Name: Jeanette Peters____________________

                         Title: Chief Financial Officer___________
PAGE

                              EXHIBIT A

TRADE COMMITTEE OF ROSE'S STORES, INC.
c/o Mattel Toys
333 Continental Boulevard
El Segundo, California 90245
Attention:  Ms. Dorthy Fee

DEFAULT NOTICE
                                         ______________, 1997

M.J. Sherman & Associates, Inc.,
Trustee
333 East 68th Street
New York, New York 10021

Attn:  Michael J. Sherman, President

Gentlemen:

     Reference is made to the Collateral Trust Agreement, dated as of April 29, 1997, between Rose's Stores, Inc. and M.J. Sherman & Associates, as Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Trust Agreement"). Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Trust Agreement.

     Pursuant to the terms of the Trust Agreement, the Trade Committee hereby notifies the Trustee that an Event of Default has occurred under the Trust Agreement and hereby irrevocably directs the Trustee to take and to cause the Mortgagee Trustee to [take such action as requested by the Trade Committee with respect to the Security Documents and the Security].

                              Very truly yours,

                              TRADE COMMITTEE OF
                              ROSE'S STORES, INC.

                              By:  MATTEL TOYS

                              By:___________________________

                              Name:_________________________

                              Title:________________________

cc:  Rose's Stores, Inc.
     Att:  Chief Financial Officer
PAGE

                                EXHIBIT B

TRADE COMMITTEE OF ROSE'S STORES, INC.
c/o Mattel Toys
333 Continental Boulevard
El Segundo, California 90245
Attention:  Ms. Dorthy Fee

INDIVIDUAL TRADE VENDOR NOTICE
                                         ______________, 1997

[Name and Address
of Individual
Trade Vendor]

Attn:  [Contact Person]

Gentlemen:

     Reference is made to the Collateral Trust Agreement, dated as of April 29, 1997 between Rose's Stores, Inc. and M.J. Sherman & Associates, as Trustee (as amended, amended and restated, supplemented or otherwise modified from time t time, the "Trust Agreement"). Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Trust Agreement.

     Pursuant to the terms of the Trust Agreement, the Trustee hereby (i) notifies you that (x) an Event of Default has occurred under the Trust Agreement and (y) the Trustee and the Mortgage Trustee have [taken the following action with respect to the Security] and (ii) advises you that the books and records of the Company show that as of ______________, 19__ the unpaid amount of Trade Obligations due and payable to you is $_______________ (the "Trade Vendor Payable Amount").

     The Trade Vendor Payable Amount shall be deemed correct and shall be the amount used by the Trustee in calculating the distribution to be made to you pursuant to the Trust Agreement unless, within 20 days of the mailing of this Individual Trade Vendor Notice, you shall provide to the Trustee and the Company contrary information as to the Trade Payable Amount owed to you, in which
PAGE
case, the Trustee shall reserve, to the extent available, funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved.

                              Very truly yours,

                              M.J. SHERMAN & ASSOCIATES, INC.,
                              Trustee

                              By:_____________________________

                              Name:___________________________

                              Title:__________________________
PAGE

                           EXHIBIT C

M.J. SHERMAN & ASSOCIATES, INC.
Trustee
333 East 68th Street
New York, New York 10021

PUBLIC TRADE VENDOR NOTICE
                                         ______________, 1997

TO:  THE TRADE VENDORS
     OF ROSE'S STORES, INC.

     Reference is made to the Collateral Trust Agreement, dated as of April 29, 1997, between Rose's Stores, Inc. and M.J. Sherman & Associates, as Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Trust Agreement"). Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Trust Agreement.

     Pursuant to the terms of the Trust Agreement, the Trustee hereby (i) notifies you that (x) an Event of Default has occurred under the Trust Agreement and (y) the Trustee and the Mortgage Trustee have [taken the following action with respect to the Security] and (ii) advises you that if you have not received an Individual Trade Vendor Notice, then, if you wish to receive any distribution made under the Trust Agreement, you must, on or before ______________, [20 days after the date of the first publication of the Public Payment Notice], notify the Trustee and the Company in writing of the amount of Trade Obligations owed to you.

     In the event the Trustee and the Company shall have received contrary information from the Company as to the amount of Trade Obligations owed to you, the Trustee shall reserve, to the extent available, funds in the Proceeds Account to provide for any disputed amount until such dispute is resolved.

                              Very truly yours,

                              M.J. SHERMAN & ASSOCIATES, INC.,
                              Trustee

                              By:_____________________________

                              Name:___________________________

                              Title:__________________________